2008 Overview Exhibit 99.2

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as
“believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to The Colonial BancGroup, Inc. (BancGroup) (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
•
losses to our loan portfolio are greater than estimated or expected;
•
an inability to raise additional capital on terms and conditions that are satisfactory;
•
failure to receive final approval for the U.S. Treasury Department’s Capital Purchase Program;
•
the impact of current economic conditions on our ability to borrow additional funds to meet our liquidity needs;
•
economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable than expected;
•
changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments, and fair values of assets;
•
continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;
•
deposit attrition, customer loss, or revenue loss in the ordinary course of business;
•
increases in competitive pressure in the banking industry and from non-banks;
•
costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
•
the inability of BancGroup to realize elements of its strategic plans for 2009 and beyond;
natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;

Forward Looking Statements
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current and future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• unanticipated litigation or claims;
• changes in the securities markets;
• acts of terrorism or war; and
• details of the recently enacted Emergency Economic Stabilization Act of 2008, and various programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

2008 Summary of Results
*Estimated
Net loss of $4.11 per share in the quarter and $4.71 for the full year of 2008
Goodwill impairment charge of $575 million and a tax benefit of $40.6 million associated with the impairment charge netted to a loss of $2.66 per share in the quarter; excluding net goodwill impairment charge, operating loss was $1.45 per share
Aggressive loan workout efforts intensified in the quarter; Colonial sold $317 million of problem assets during the quarter and transferred another $49 million to held for sale
Strengthened loan loss reserve to 2.24% of net loans at 12/31/08 compared to 1.50% at
12/31/07
Strong liquidity position: Increased cash and interest bearing deposits in banks to over
$2 billion at 12/31/08
Retail deposits increased 11% annualized over 9/30/08
At 12/31/08, capital ratios* remain above “well capitalized” minimums for regulatory purposes: Tier I Risk-Based Capital of 8.88%, Total Risk-Based Capital of 13.16% and
Tier I Leverage Ratio of 6.13%
Net interest margin of 2.37% for the fourth quarter compared to 2.85% in the third quarter of 2008, primarily resulting from the significant liquidity position

2008 Financial Stability Achievements
Raised $350 million of common stock
Issued $250 million of subordinated debt
Sold $427 million of troubled assets
Provided $729 million for loan losses
Reduced risk weighted assets by $1.7 billion
Improved all key measures of liquidity
12/31/08 12/31/07
Tier 1 8.88% 8.22%
Total RBC 13.16% 11.01%
Capital Ratios
Leverage 6.13% 6.67%

Credit Highlights
Aggressive management of problem loans
• Sales of $317 million of problem assets in the fourth quarter
• Moved $49 million of nonaccrual loans to held for sale in the fourth quarter
• Charged off $643 million (net) in 2008, 4.16% of average net loans
• Nonperforming assets excluding loans moved to held for sale declined by $17 million from
September 30, 2008 bringing nonperforming assets to 4.51% of loans and other real estate and repossessions
Provisions exceeded net charge-offs by $40 million in the quarter
• Further strengthened loan loss reserve to 2.24% of net loans at 12/31/08 versus 1.88% at 9/30/08 and 1.50% at 12/31/07
• Excess capital
(1)
plus LLR cushion equaled 110% of NPAs at 12/31/08
79% of nonperforming assets are in the construction related sector of the loan portfolio
Highly qualified and experienced commercial workout group
(1) Excess capital is defined as pretax capital in excess of well capitalized minimums

Review of Loan Portfolio at 12/31/08
Data as of December 31, 2008
1
Past due and still accruing
($ in millions)
Dollars
Outstanding
% of Total
Portfolio
Change Since
9/30/08
Past Dues
12/31/08
1
NPA's
% of
NPA's
Residential Construction $1,979.9 13.6% ($407.2) 4.09% $418.4 58.9%
Commercial Construction 2,547.9 17.5 (77.0) 3.71% 140.6 19.8%
Seasoned Commercial Real Estate 4,887.2 33.6 (57.1) 2.49% 52.9 7.5%
1-4 Family Permanent Real Estate 2,497.9 17.2 (47.6) 3.60% 82.0 11.5%
Commercial & Industrial 957.3 6.6 (42.7) 2.00% 9.6 1.4%
Mortgage Warehouse Lending 725.8 5.0 72.4 0.00% 5.4 0.8%
Consumer & Other 401.2 2.8 (69.2) 5.53% 1.0 0.1%
Total Performing Loans $13,997.2 96.3 ($628.4) 2.95% $709.9 100.0%
Nonaccrual Loans 532.8 3.7 (10.0)
Total $14,530.0 100.0% ($638.4)
Nonaccrual Loans Held for Sale $49.2
ORE $127.9
Total Loans, Nonaccrual LHFS & ORE $14,707.1

Residential Construction Portfolio Update
Scaled back lending / tightened underwriting standards in Florida beginning in May 2006 and substantially curtailed new approvals beginning in Q2 2007
Identified and isolated  problem credits via a thorough  portfolio review
Texas  comprises  24% of portfolio and continues to perform  better than other markets
Only 11% of residential construction and condo loans have interest reserves, and of those loans
33% are located in Texas, which has seen limited credit deterioration
Residential construction portfolio, excluding NPAs, declined $407 million in Q4 2008 to $2.0 billion, or approximately 14% of the loan portfolio, down 17% from 9/30/08
  Construction loans decreased $1.4 billion, or 22%, in 2008, reducing overall construction exposure

Mortgage Warehouse Lending
*Source:  http://warehouselendingproject.com/home
Warehouse lending is a critical link in the housing finance chain, providing short-term funding for loans that are eventually sold into the secondary market to Fannie Mae, Freddie Mac and
Ginnie Mae
Lenders that utilize warehouse lines of credit account for approximately 41%* of all residential mortgage loans in the U.S., and nearly 55%* of FHA loans
Estimates are that since 2006 warehouse lending available to the industry has declined by nearly
90% to approximately $25 billion* today
As a Top 10 warehouse lender, Colonial Bank provides $4 billion, or 16%, of the available financing to the industry
Colonial Bank is the largest mortgage warehouse lender in the southeast
In 2008, Colonial Bank provided approximately $70 billion of interim funding to the industry representing nearly 400,000 residential mortgage loans
Colonial Bank is the primary lender for two Top 20 mortgage originators in the nation; one of which is a Top 10 producer of Ginnie Mae loans
Colonial Bank is continuing to support the mortgage industry – many competitors have withdrawn from this space: Citibank, Morgan Stanley, Merrill Lynch, Bear Stearns, CSFB,
Washington Mutual, and Regions

Summary of 4
th
Quarter 2008 Results
Colonial reported a net loss of $825 million or $4.11 per share in the quarter; $1.45 loss per share excluding Goodwill impairment and the related income tax benefit
Credit costs were $484.5 million, pretax or $1.57 per share in the quarter
• $415 million of net charge-offs
• $40 million of loan loss reserve build
• $20 million of losses and expenses on ORE
• $9.5 million of interest reversed on loans placed on nonaccrual
Net interest income and margin decreased $26 million and 48 basis points, respectively, from the third quarter
Core noninterest income decreased $6.9 million, or 13%, from the third quarter
Noninterest expenses, excluding goodwill impairment, increased $17 million
• Losses and expenses on ORE were $20 million, an increase of $16.6 million
• Write-downs on real estate joint ventures and other losses on equity investments totaled $7.5 million, an increase of $2.5 million
• Other expenses were down $2 million
• Launched Colonial 1st project in early December
• Hired Harvest Earnings Group to lead the project
• Expected to result in savings ranging from 5% to 8% of expenses

Net Interest Income and Margin
($ in millions)
Tax Equivalent
NII NIM
3Q08 $168.9 2.85%
Decrease in Earning Assets (Loans & MWL)
(11.2) -0.11%
Increase in MWL Pricing 6.7 0.11%
Impact of Loans Placed on Nonaccrual (7.1) -0.12%
Cost of Liquidity (6.2) -0.22%
Deposit Mix Change and Pricing Competition on CD's (7.2) -0.12%
FHLB Stock - No Dividend (1.1) -0.02%
4Q08 $142.8 2.37%

12 $18.0* $18.5 $19.1 $20.2 $19.7 $13.8 $14.5 $14.9 $15.5 $15.6 Loans, Excl. Warehouse Total Risk Weighted Assets Active Balance Sheet Management ($ in billions) *Estimated -12% -9%

CD's > $100k
16%
Core Deposits
55%
Brokered Deposits
5%
Reciprocal CDARS
1%
Long-Term Borrowings
17%
Short-Term Borrowings
6%
Retail franchise provides the most important source of funding
• Deposits comprise 77% of total funding and fund 72% of total assets
4Q08 Cost of Deposits: 2.61%
Loan to Deposit Ratio of 78%
Only $43 million of corporate debt maturities in 2009
Deposit Composition / Liquidity
Time
Deposits
49%
Interest
Bearing
Transaction
Accounts
28%
Brokered
Time
Deposits
7%
Noninterest
Bearing
Transaction
Accounts
15%
Reciprocal
CDARS
1%
Total Deposits: $18.7 billion
at 12/31/08
Total Funding Position: $24.2 billion
at 12/31/08
As of December 31, 2008

14 $8,323 $9,411 $9,918 $11,864 $15,483 $18,673 $16,091 $18,544 2001 2002 2003 2004 2005 2006 2007 2008 Period End Deposits 13% 5% 20% ($ in millions) 31% 5 Year CAGR = 13% 2003 - 2008 124% 4% 15% 1%

Capital ratios were above regulatory "well capitalized" minimums at 12/31/08
Preliminary approval of TARP is conditioned upon Colonial’s obtaining $300 million of additional capital
Colonial has entered into a letter of intent with SunTx Capital Partners of Dallas,
Texas for a potential investment of up to 24.9% of the proforma capitalization of the Company. We are also working with several other investors. We expect to complete the capital raising process in the first quarter of 2009
Even without new capital or the TARP,  we have approximately $780 million of excess capital (pretax) and reserves available to absorb charge-offs and as such we expect to remain well capitalized throughout the year
Capital

16 Supplemental Information

Excess Capital Position and Reserves
Provide Significant Loss Cushion
($ in thousands)
*Estimated
1 Includes REIT preferred stock
Well
Actual* Capitalized
12/31/08 After tax Pretax Ratios
Tier I Risk-Based Capital 8.88% $518,000 $797,000 6.00%
Total Risk-Based Capital 13.16% $569,000 $875,000 10.00%
Tier I Leverage 6.13% $295,000 $454,000 5.00%
Tangible Common Equity Ratio 4.24% N/A
Tangible Capital Ratio 5.38%
(1)
N/A
Balances
Loan Categories 12/31/08 (Excess Capital + Reserve)
NPAs $709,872
NPAs + Still Accruing Past Due 90 $751,451
Capital in Excess of Well
Capitalized Minimums
Loss Absorption %'s
110%
104%

Impact of Securities Fair Value Adjustment
($ in millions)
4Q08 3Q08 2Q08 1Q08 4Q07
Securities Available for Sale
     Cost Basis
3,779.9 $      3,783.2 $      3,702.4 $      3,665.9 $      3,692.9 $
     Fair Value Adjustment
(139.6)           (163.7)           (249.7)           (172.4)           (11.6)
     At Fair Value
3,640.3 $      3,619.5 $      3,452.7 $      3,493.5 $      3,681.3 $
Fair Value Adjustment Percentage
-3.7% -4.3% -6.7% -4.7% -0.3%
Change in Fair Value Adjustment
24.1 $           86.0 $           (77.3) $          (160.8) $        25.3 $
Impact of Fair Value Adjustment on Shareholders' Equity
At Period End
(90.7) $          (106.4) $        (162.3) $        (103.3) $        (3.7) $
Change During the Period
15.7 $           55.9 $           (59.0) $          (99.6) $          17.7 $

Selected Average Balances
($ in millions)
4Q08 3Q08 4Q07 3Q08 4Q07
Earning Assets 23,995 $     23,607 $     22,917 $     2% 5%
Loans, Net of Unearned Income 14,808        15,226        15,388        -3% -4%
Loans Held for Sale 2,056           2,235           1,643           -8% 25%
Securities  4,006           3,896           3,730           3% 7%
Resell Agreements and
Federal Funds Sold 1,835           2,238           2,132           -18% -14%
Interest Bearing Deposits in Banks 1,290           12                24                10650% 5275%
Total Assets 26,317        26,080        25,332        1% 4%
Total Deposits 18,565        18,449        17,137        1% 8%
Noninterest Bearing Deposits 2,846           2,872           2,982           -1% -5%
Interest Bearing Transaction Accounts 5,053           5,515           6,363           -8% -21%
Time Deposits 10,666        10,062        7,792           6% 37%
Repurchase Agreements 485              510              566              -5% -14%
S/T Borrowings and Fed Funds Purchased 680              132              937              415% -27%
L/T Debt 4,038           4,041           3,908           0% 3%
% Change

% Change
2008 2007 4Q08 3Q08 YTD QTR
Service Charges on Deposit Accounts 76.0 $     75.5 $     17.9 $     19.6 $     1% -9%
Electronic Banking 20.4 18.8 5.0 5.2 9% -4%
Other Retail Banking Fees 9.4 12.3 2.1 2.2 -24% -5%
Retail Banking Fees 105.8 106.6 25.0 27.0 -1% -7%
Mortgage Banking Origination and Sales 30.0 14.9 7.1 8.1 101% -12%
Wealth Management Services 17.9 16.7 3.7 4.4 7% -16%
Mortgage Warehouse Fees 5.2 22.2 1.5 1.5 -77% 0%
Bank-Owned Life Insurance 19.4 20.2 4.4 4.7 -4% -6%
Other Income 22.6 28.8 3.1 6.0 -22% -48%
Core Noninterest Income 200.9 209.4 44.8 51.7 -4% -13%
Securities and Derivatives Gains (Losses), Net 3.0 4.0 - (6.1) -25% 100%
Securities Restructuring Charges - (36.0) - - 100% -
Other Non-recurring gains - 8.8 - - -100% -
Total Noninterest Income 203.9
Noninterest Income
($ in millions)
1 Core noninterest income was used in the calculation
$   186.2 $   44.8 $     45.6 $     9% -2%
Annualized Noninterest Income to Average Assets
1
0.75% 0.88% 0.68% 0.79%
Noninterest Income to Total Revenue
1
23.2% 21.6% 24.1% 23.7%

Noninterest Expense
($ in millions)
1 Core noninterest income and core noninterest expense were used in the calculation
% Change
2008 2007 4Q08 3Q08 YTD QTR
Salaries and Employee Benefits 295.9 $    279.1 $   72.3 $   75.1 $    6% -4%
Occupancy Expense of Bank Premises, Net 95.5 78.7 24.2 24.2 21% 0%
Furniture and Equipment Expenses 59.9 53.3 14.8 15.2 12% -3%
Professional Services 29.1 18.8 8.4 7.2 55% 17%
FDIC Insurance and Other Regulatory Fees 18.1 6.3 4.9 4.2 187% 17%
Amortization of Intangible Assets 16.6 13.4 4.2 4.2 24% 0%
Electronic Banking and Other Retail Banking Expenses 16.0 19.7 4.3 3.5 -19% 23%
Losses and Expenses on Other Real Estate 28.4 1.2 19.8 3.3 2267% 500%
Loan Closing Costs 6.6 5.5 1.5 1.9 20% -21%
Communications 11.4 11.1 2.9 2.8 3% 4%
Advertising 12.1 10.1 3.7 3.4 20% 9%
Postage and Courier 9.9 10.6 2.6 2.4 -7% 8%
Loss on Equity Investments 16.9 3.0 7.5 5.0 463% 50%
Travel 6.5 6.9 2.0 1.6 -6% 25%
Other Expenses 36.3 24.5 6.6 8.1 48% -19%
Core Noninterest Expense 659.2 542.2 179.7 162.1 22% 11%
Goodwill Impairment 575.0 - 575.0 - 100.0% 100%
Severance Expense 0.8 6.6 - - -88% -
Merger Related Expenses - 4.0 - - -100% -
Net Losses Related to the Early Extinguishment of Debt 10.3 6.9 - 0.3 49% -100%
Total Noninterest Expense 1,245.3 $ 559.7 $   754.7 $ 162.4 $ 122% 365%
Efficiency Ratio
1
75.52% 55.49% 95.79% 73.52%
Annualized Noninterest Expense to Average Assets 2.46% 2.27% 2.73% 2.49%
1

Condo
Construction
$227
Res.
Development
$876
Res. Land
$284
Res. Spec
$282
Res. Presold
$110
Consumer
Lots
$96
Builder Lots
$105
Residential Construction
(Excluding Nonaccruals)
By Location and Property Type at 12/31/08
13.6% of total loan portfolio - $1.980 billion
($ in millions)
Total
Outstanding
Res.
Development
Builder
Lots
Consumer
Lots
Res.
Presold Res. Spec Res. Land
Condo
Construction
Florida 885 $                  309 $                 45 $               65 $           47 $           109 $         137 $         173 $
Texas 483                     303                    23                   5                12              42              84              14
Georgia 267                     153                    13                   1                9                57              12              22
Alabama 227                     71                      22                   24              17              62              25              6
Nevada 85                       33                      1                     -                  22              10              19              -
Other 33                       7                        1                     1                3                2                7                12
Total 1,980 $              876 $                105 $             96 $           110 $         282 $         284 $         227 $

Commercial Construction
(Excluding Residential, Condominium Construction and Nonaccruals)
By Location and Property Type at 12/31/08
17.5% of total loan portfolio - $2.548 billion
($ in millions)
Location
Alabama
$204.8
8.0%
Texas
$463.7
18.2%
Other
$355.8
14.0%
Georgia
$203.8
8.0%
Nevada
$313.3
12.3%
Florida
$1,006.5
39.5%
Property Type
Commercial
Development
$354.8
13.9%
Commercial Lot
Inventory
$160.9
6.3%
Industrial
$28.9
1.1%
Warehouse
$112.9
4.5%
Retail
$394.8
15.5%
Other
$80.5
3.2%
Healthcare
$58.1
2.3%
Multi-family
$191.8
7.5%
Office
$205.1
8.0%
Lodging
$146.4
5.7%
Commercial Land
$813.7
32.0%

Seasoned Commercial Real Estate
(Excluding Nonaccruals)
By Location and Property Type at 12/31/08
33.6% of total loan portfolio - $4.887 billion
($ in millions)
Location
Alabama
$538.3
11.0%
Texas
$440.0
9.0%
Other
$386.5
7.9%
Georgia
$348.1
7.1%
Nevada
$199.7
4.1%
Florida
$2,974.6
60.9%
Property Type
Healthcare
$451.0
9.2%
Lodging
$302.9
6.2%
Office
$1,048.3
21.4%
Multi-family
$458.8
9.4%
Retail
$1,078.2
22.1%
Warehouse
$674.0
13.8%
Other
$751.5
15.4%
Industrial
$122.5
2.5%

Other Loan Types
(Excluding Nonaccruals)
At 12/31/08 – 31.6% of total portfolio - $4.582 billion
($ in millions)
Mortgage
Warehouse
Lending
$725.8
5.0%
1-4 Family
Permanent
Real Estate
$2,497.9
17.2%
Consumer &
Other
$401.2
2.8%
Commercial
& Industrial
$957.3
6.6%
(note: percentages in above chart represent proportion to total portfolio)

Nonperforming Assets by Property Type
and Location
At 12/31/08 – Total $709.9 million
($ in millions)
Location
Florida
$447.6
63.1%
Georgia
$78.2
11.0%
Nevada
$42.2
5.9%
Texas
$21.5
3.0%
Other
$16.9
2.4%
Alabama
$103.5
14.6%
Property Type
C & I
$9.6
1.4%
Mortgage
Warehouse Lending
$5.4
0.8%
Residential
Construction
$418.4
58.9%
Seasoned
Commercial
Real Estate
$52.9
7.5%
1-4 Family
Permanent
Real Estate
$82.0
11.5%
Commercial
Construction
$140.6
19.8%
Consumer &
Other
$1.0
0.1%

Location
Florida
$214.8
30.3%
Georgia
$70.5
9.9%
Nevada
$41.7
5.9%
Texas
$18.0
2.5%
Other
$13.5
1.9%
Alabama
$59.9
8.4%
Residential Construction NPAs
At 12/31/08 – Total $418.4 million (or 58.9% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)
Property Type
Builder Lots
$37.7
5.3%
Residential
Land
$70.9
10.0%
Residential
Spec and
Presold
$116.4
16.4%
Residential
Development
$128.3
18.1%
Consumer
Lots
$18.7
2.6%
Condo
Construction
$46.4
6.5%

Location
Florida
$108.0
15.2%
Texas
$0.1
0.0%
Georgia
$2.1
0.3%
Alabama
$30.4
4.3%
Property Type
Commercial
Land
$93.2
13.1%
Other
$3.7
0.5%
Retail
$6.3
0.9%
Lodging
$4.7
0.7%
Office
$3.4
0.5%
Commercial
Lots
$7.9
1.1%
Commercial
Development
$21.4
3.0%
Commercial Construction NPAs
(Excluding Residential and Condominium Construction)
At 12/31/08 – Total $140.6 million (or 19.8% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

Property Type
Industrial
$1.6
0.2%
Other
$12.4
1.7%
Warehouse
$5.0
0.7%
Retail
$10.3
1.5%
Multi-family
$6.0
0.9%
Office
$15.9
2.2%
Lodging
$1.3
0.2%
Healthcare
$0.4
0.1%
Location
Alabama
$6.2
0.9%
Georgia
$1.9
0.3%
Texas
$1.0
0.1%
Florida
$43.8
6.2%
Seasoned Commercial Real Estate NPAs
At 12/31/08 – Total $52.9 million (or 7.5% of total nonperforming assets)
($ in millions)
(note: percentages in above charts represent proportion to total NPAs)

Net Charge-Offs by Property Type and
Location
Twelve Months Ended December 31, 2008 – Total $642.8 million
($ in millions)
Location
Florida
$445.6
69.3%
Georgia
$44.9
7.0%
Nevada
$67.4
10.5%
Texas
$3.5
0.7%
Other
$34.3
5.2%
Alabama
$47.1
7.3%
Property Type
Residential
Construction
$429.9
66.9%
Seasoned
Commercial
Real Estate
$47.6
7.4%
1-4 Family
Permanent
Real Estate
$25.4
4.0%
Commercial
Construction
$96.6
15.0%
Consumer &
Other
$10.1
1.5%
C & I
$33.2
5.2%

Location
Florida
$262.7
40.9%
Georgia
$42.6
6.6%
Nevada
$62.8
9.8%
Texas
$2.5
0.4%
Other
$22.4
3.5%
Alabama
$36.9
5.7%
Residential Construction Net Charge-Offs
Twelve Months Ended December 31, 2008
Total $429.9 million (or 66.9% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)
Property Type
Builder Lots
$19.2
3.0%
Residential
Land
$69.3
10.8%
Residential
Spec and
Presold
$87.9
13.7%
Residential
Development
$204.1
31.8%
Consumer
Lots
$3.2
0.4%
Condo
Construction
$46.2
7.2%

Location
Florida
$88.2
13.7%
Other
$5.8
0.9%
Alabama
$2.6
0.4%
Property Type
Commercial
Land
$44.9
7.0%
Office
$0.6
0.1%
Retail
$0.7
0.1%
Other
$1.3
0.2%
Lodging
$20.5
3.2%
Multi-family
$3.2
0.5%
Commercial
Lots
$8.4
1.3%
Commercial
Development
$17.0
2.6%
Commercial Construction
Net Charge-Offs
(Excluding Residential and Condominium Construction)
Twelve Months Ended December 31, 2008
Total $96.6 million (or 15.0% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)

Location
Alabama
$3.8
0.6%
Other
$0.3
0.0%
Georgia
$0.6
0.1%
Nevada
$2.0
0.3%
Florida
$40.9
6.4%
Property Type
Industrial
$0.3
0.0%
Office
$4.3
0.7%
Retail
$8.5
1.3%
Other
$15.2
2.4%
Warehouse
$7.9
1.2%
Multi-family
$11.4
1.8%
Seasoned Commercial Real Estate
Net Charge-Offs
Twelve Months Ended December 31, 2008
Total $47.6 million (or 7.4% of total net charge-offs)
($ in millions)
(note: percentages in above charts represent proportion to total net charge-offs)

Diversified Seasoned Commercial Real
Estate Portfolio
As of 12/31/08
($ in thousands)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 1,102,570 143,775 260,795 264,466 41,097 7,370 103,570 65,223 80,095 45,004 91,175
Retail - other than gas stations 856,514 121,486 167,839 230,597 18,104 6,629 59,153 50,846 78,293 34,482 89,085
Gas Station/Convenience Store 246,056 22,289 92,956 33,869 22,993 741 44,417 14,377 1,802 10,522 2,090
Multi-family 473,682 36,875 179,681 97,911 8,101 10,149 51,168 11,063 24,300 12,226 42,208
Office 1,074,221 182,113 293,987 248,613 9,142 11,869 92,454 56,161 58,008 47,088 74,786
Office - non-medical 901,511 159,601 241,124 232,122 9,142 7,427 76,275 43,746 54,140 25,542 52,392
Office - Medical 172,710 22,512 52,863 16,491 0 4,442 16,179 12,415 3,868 21,546 22,394
Warehouse 697,541 133,690 164,247 176,304 3,094 107 68,163 35,830 19,948 63,986 32,172
Warehouse with Office 471,188 93,895 130,340 93,770 3,094 107 51,354 29,760 11,887 40,291 16,690
Warehouse 146,605 25,371 23,947 73,194 0 0 4,992 2,307 3,740 1,643 11,411
Mini-Warehouse 79,748 14,424 9,960 9,340 0 0 11,817 3,763 4,321 22,052 4,071
Healthcare - Living Facility 313,595 16,022 27,260 2,393 5,993 5,974 77,241 47,561 126,154 143 4,854
Skilled Nursing Facility 123,418 0 19,041 0 5,993 5,974 29,500 15,130 47,780 0 0
Assisted Living Facility 121,093 292 8,219 2,393 0 0 30,660 2,431 72,101 143 4,854
Congregate Care Facility 69,084 15,730 0 0 0 0 17,081 30,000 6,273 0 0
Healthcare 172,662 8,444 11,519 585 641 288 12,858 23,200 0 1,129 113,998
Lodging 305,003 51,801 72,635 56,536 0 0 35,540 27,343 39,825 12,516 8,807
Recreation 34,914 4,737 11,586 2,584 0 668 12,422 972 0 1,184 761
Industrial 138,303 23,903 29,181 11,199 0 0 17,629 7,070 21,162 9,789 18,370
Church or School 186,353 35,211 7,733 19,092 0 931 50,370 49,108 3,862 5,128 14,918
Farm 117,327 29,048 13,099 35,222 389 1,964 21,954 5,240 7,138 291 2,982
All Other Types 434,957 94,326 107,117 68,587 12,440 16,604 38,327 26,230 22,493 6,436 42,397
Nonaccrual 49,258 12,028 18,593 7,746 2,244 998 4,949 1,839 861 0 0
Total 5,100,386 771,973 1,197,433 991,238 83,141 56,922 586,645 356,840 403,846 204,920 447,428
Notes:
1) Includes outstanding exposures (balances plus commitments)
Includes All Seasoned Commercial Real Estate Exposures
(Principal Balances and Amounts Available To Be Drawn)
Commercial Real Estate Portfolio Commitments as of 12-31-08
Seasoned Commercial Real Estate Exposures by Geographic Location

Diversified CRE/Construction Loan Portfolio
As of 12/31/08
($ in thousands)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 1,640,337 191,789 269,371 308,616 42,393 7,370 181,163 106,399 235,195 83,295 214,746
Retail - other than gas stations 1,388,724 169,500 174,540 274,747 19,400 6,629 136,718 92,022 233,105 72,773 209,290
Gas Station/Convenience Store 251,613 22,289 94,831 33,869 22,993 741 44,445 14,377 2,090 10,522 5,456
Residential Development 1,003,268 127,790 123,648 49,604 36,290 16,910 78,352 171,971 356,687 33,561 8,455
Builder Lot Inventory 113,300 8,869 15,312 7,266 14,875 883 23,926 16,908 23,308 996 957
Consumer Lot Inventory 96,118 18,268 18,949 8,277 17,665 1,620 23,683 1,182 5,072 202 1,200
Commercial Development 421,151 104,476 27,364 50,823 7,762 2,020 5,038 2,786 32,100 158,409 30,373
Commercial Lot Inventory 165,730 10,623 15,033 29,210 5,348 141 6,827 50,923 26,333 273 21,019
Residential Homes (under construction) 551,016 85,991 92,939 34,967 12,066 3,116 94,625 104,001 63,485 50,449 9,377
Multi-family 754,195 39,725 179,681 101,849 8,101 11,004 81,788 64,830 170,206 28,126 68,885
Land Only 1,171,366 237,374 161,637 75,213 125,126 5,885 100,413 42,792 192,977 123,110 106,839
Commercial Land 867,726 174,185 130,013 48,908 100,592 5,263 69,075 31,100 105,421 103,491 99,678
Residential Land 303,640 63,189 31,624 26,305 24,534 622 31,338 11,692 87,556 19,619 7,161
Office 1,410,699 249,783 373,189 293,214 12,542 12,984 92,539 82,887 150,077 62,959 80,525
Office - non-medical 1,167,236 191,043 311,570 276,723 12,542 8,542 76,360 65,187 118,143 41,413 65,713
Office - Medical 243,463 58,740 61,619 16,491 0 4,442 16,179 17,700 31,934 21,546 14,812
Condominium Bldgs - Construction 265,973 107,715 67,788 23,119 4,983 0 6,591 27,415 15,195 0 13,167
Warehouse 841,526 145,253 186,800 207,982 3,094 107 79,418 44,800 32,538 102,760 38,774
Warehouse with Office 522,265 96,133 148,315 102,935 3,094 107 52,321 32,453 17,056 57,964 11,887
Warehouse 170,350 31,401 24,734 77,977 0 0 4,992 2,307 11,411 1,643 15,885
Mini-Warehouse 148,911 17,719 13,751 27,070 0 0 22,105 10,040 4,071 43,153 11,002
Healthcare - Living Facility 394,872 16,022 27,261 2,393 13,768 5,974 78,441 50,359 33,187 143 167,324
Skilled Nursing Facility 149,567 0 19,042 0 13,768 5,974 30,699 15,130 0 0 64,954
Assisted Living Facility 173,422 292 8,219 2,393 0 0 30,660 2,431 33,187 143 96,097
Congregate Care Facility 71,883 15,730 0 0 0 0 17,082 32,798 0 0 6,273
Healthcare 219,849 11,684 14,856 585 641 288 12,858 23,200 154,608 1,129 0
Lodging 575,555 107,540 72,635 70,936 0 700 47,916 131,003 67,556 12,516 64,753
Recreation 35,638 4,737 11,586 3,309 0 668 12,422 972 760 1,184 0
Industrial 186,385 23,950 37,605 11,199 0 0 23,212 7,070 49,167 9,789 24,393
Church or School 217,554 40,195 12,374 35,873 0 1,498 51,563 50,099 16,963 5,128 3,861
Farm 143,841 29,048 13,099 35,222 389 1,964 21,954 5,377 10,860 291 25,637
All Other Types 497,897 100,606 108,677 69,635 12,440 16,604 45,202 26,872 88,932 6,436 22,493
Nonaccrual 497,214 147,551 118,922 22,784 37,414 8,658 61,727 42,950 1,953 41,712 13,543
Total 11,203,484 1,808,989 1,948,726 1,442,076 354,897 98,394 1,129,658 1,054,796 1,727,159 722,468 916,321
Notes:
1) Includes outstanding exposures (balances plus commitments)
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)
Expressed as a Percentage of Commercial Real Estate Portfolio Commitments as of 12-31-08
Commercial Real Estate Exposures by Geographic Location